Evergreen Omega Fund Annual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
13	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENT OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
24	INDEPENDENT AUDITORS’ REPORT

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Omega Fund, which covers the 12-month period ended September 30, 2002.

Market analysis

The past 12-month period has arguably been one of the most difficult periods in the history of the equity markets. Investors have been confronted with terrorism, a slowing economy, weak earnings, accounting scandals, and the possibility of war with Iraq. In attempting to deal with each of these obstacles, the equity markets have alternately plunged and surged.

The first challenge for equity investors over the past year was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. Low rates, mild inflation and purchase incentives propelled consumption higher, while signs of an economic rebound improved investor confidence. Solid gains, though, were quickly put into question as Enron’s financial irregularities emerged. At first, it appeared the accounting problems at Enron and its auditor, Arthur Andersen, would just be an isolated incident. But as details surfaced, and other instances of corporate misdeeds arose, investors were soon glued to their televisions watching Congressional hearings. Investor confidence fell, and the markets lost momentum.

Signs of economic strength, however, were very evident in early 2002. Improved activity was seen in manufacturing, and retail sales continued to surprise on the upside. In addition, the U.S. appeared to have attained initial success in the war against terror, as the Taliban was ousted from control in Afghanistan. All of these positives were soon lost on investors as the second quarter witnessed a stark slowdown in economic growth and the accounting scandals widened with WorldCom’s announcement of more than $3 billion in erroneous accounting. This proved to

LETTER TO SHAREHOLDERS continued

ultimately break the spirit of investors, who began to question the veracity of all management teams throughout corporate America. As a result, performance in July was exceptionally poor, as disappointing second quarter economic statistics were accompanied by little momentum in corporate earnings. In Washington, President Bush signed the Sarbanes-Oxley Act of 2002, which among other things, required corporate CEOs and CFOs to attest to the accuracy of their financial statements on a quarterly basis. We believe this will prove to be a monumental initial step in improving investor confidence going forward.

Fears of terrorism and escalating tensions with Iraq, however, soon overwhelmed corporate credibility as the major enemies of the equity markets. Drastically reduced earnings expectations compounded investors’ fears, and by the close of the third quarter, each of the major market indexes lost more than 15% during the quarter.

We continue to project a moderate economic recovery, with gross domestic product (GDP) growth in the range of 3% through next year. Accompanying this level of growth could be continued low inflation and a Federal Reserve Board that could remain accommodating into early 2003. Moreover, this pace of recovery will likely provide investors with a return to more “normal” levels of profitability for U.S. corporations. We believe operating earnings for companies in the Standard & Poor’s 500 Index should increase in the range of 7% into next year, representing a return to historical trend rates of growth. These earnings per share (EPS) gains should be led by moderate improvement in demand, major cost cutting programs during the recession, and solid levels of productivity growth. The integrity of earnings should also be much improved.

Given this scenario, we encourage investors to remain fully diversified according to investment styles and asset classes. Proper asset allocation has proven over time to be the most successful strategy in order to participate in gains while minimizing risk. These times are challenging, and we believe the best way to position portfolios is to maintain their long-term investment strategies, paying particular attention to the investor’s time horizon. As the financial markets become more

LETTER TO SHAREHOLDERS continued

comfortable with the fundamentals of the moderate recovery, and geopolitical risks begin to subside, we believe disciplined, long-term investors will potentially be rewarded for their patience.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of September 30, 2002

“Many of the conditions for an improving market are already in place. Most of the excesses in stock prices have been worked out and stock prices appear increasingly attractive relative to the prices of bonds. There are other reasons for cautious optimism. Consumer spending remains healthy and the nation’s banking system is sound. Interest rates are low and the economy is expanding, although at a slow rate. In addition, we are beginning to see reforms in the accounting and investment banking industries, which should lead to more reliable and credible information available to the average investor.”

MANAGEMENT TEAM

Maureen E. Cullinane, CFA
Large Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 4/29/1968
	Class A	Class B	Class C	Class I
Class Inception Date	4/29/1968	8/2/1993	8/2/1993	1/13/1997

Average Annual Returns*

1 year with sales charge	-23.02%	-22.96%	-20.53%	N/A

1 year w/o sales charge	-18.31%	-18.90%	-18.91%	-18.11%

5 year	-1.43%	-1.28%	-0.99%	-0.01%

10 year	7.85%	7.69%	7.70%	8.62%

Maximum Sales Charge	5.75%	5.00%	2.00%	N/A
	Front End	CDSC	CDSC

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A, the original class offered. The historical returns for Classes B, C and I have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower and returns for Class I would have been higher.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Omega Fund Class A shares,1 versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class A shares had a total return of -18.31% for the 12-month period ended September 30, 2002, excluding any applicable sales charges. During the same period, the Russell 1000 Growth Index (Russell 1000 Growth) returned -22.51%, while the median return of funds in Lipper’s multi cap growth category was -20.85%. Lipper Inc. is an independent monitor of mutual fund performance.

What was the market environment like during the 12 months?

Despite a temporary revival in stock prices early in the period, the environment for equity investing was poor. The market slump that began in the second quarter of 2000 continued through the third quarter of 2002, with technology stocks leading the downward trend. As an indication of how abrupt the change was and how volatile the environment was during the period, the benchmark Russell 1000 Growth gained 12.16% during the first six months of the year, but returned -30.91% during the second six months.

During the period’s first six months, investor hopes rose on evidence that the economy was starting to recover from its slump. The evidence included low interest rates, persistent consumer spending and the start of an apparent rebuilding of corporate inventories. However, a combination of factors cut off the market rebound and precipitated a plunge in stock prices. First, it became evident that the economic recovery was weaker than anticipated. Secondly, international tensions, including terrorist threats, violence in the Middle East, and the possibility of war with Iraq, all contributed to instability in the markets. Investor anxieties were exacerbated by accounting controversies and accusations of misleading advice because of conflicts of interest in brokerage firms.

The result of all these factors was an erosion of trust in the equity markets.

PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$1,047,610,512

Number of Holdings	67

Beta	1.07

R-squared	0.55

P/E Ratio	23.5x

Faced with these challenges, what were your principal strategies?

We focused on growth companies with consistent earnings records, emphasizing industry-leading corporations with proven management teams. Consistent with the fund’s multi cap strategy, we typically had about 45% of assets invested in large cap growth companies, about 40% in mid cap growth companies, and the remainder in the small cap sector.

Relative to the benchmark Russell 1000 Growth, we overweighted energy and consumer-related stocks during the period, although we reduced our consumer stocks later in the period when their prices became very expensive relative to the overall market. As we did so, we increased our weightings in industrial stocks that could benefit from

PORTFOLIO MANAGER INTERVIEW continued

an eventual increase in economic growth. We kept the fund’s healthcare weighting about even with that of the Russell 1000 Growth.

The fund’s major underweighted position was in technology stocks, which continued to suffer because of the excesses of the late 1990s.

We favored consumer stocks because employment continued to be strong and consumer spending remained brisk, encouraged by low interest rates and rising home values, which generated a large wave of mortgage refinancing. Within the consumer sector, we found particularly good performance among restaurant chains and gaming-related companies.

We emphasized energy stocks because they were the beneficiaries of rising oil and gas prices, which were pushed up by escalating tensions in the Middle East.

Within the healthcare industry, we tended to emphasize pharmaceutical companies, which performed well after their stocks corrected early in the fiscal period.

TOP 5 SECTORS
(as a percentage of 9/30/2002 net assets)

Health Care	23.5%

Consumer Discretionary	22.3%

Information Technology	18.7%

Industrials	12.0%

Energy	9.8%

What were some typical investments that illustrated your strategy?

Among consumer-related investments, Harrah’s, a casino operator, and Bed, Bath & Beyond, a retailer specializing in products for the home, held up well. In the energy industry, Devon Energy, a natural gas exploration company, gained as the prices of natural gas rose.

In the industrial sector, L-3 Communications was a standout. The company is a leader in developing secure electronic communications systems used in land, sea and air-based defense platforms.

Among our healthcare holdings, Medtronic and St. Jude Medical, two manufacturers of implantable devices for cardiac patients, were superior performers.

While we underweighted technology relative to the Russell 1000 Growth, our technology investments still accounted for approximately 20% of fund assets. We focused on market-leading companies that should be well positioned whenever the slump in the technology industry finally ends. A good example was Intuit, the developer of a variety of financial software products for business and personal use.

What were your major disappointments during the period?

In hindsight, we should have emphasized healthcare stocks more, especially HMOs, hospital management and medical technology companies.

While we underweighted technology, performance would have been helped if we had cut back even more. The industry continues to be held back by the overinvestment in the 1990s and a lack of new demand.

PORTFOLIO MANAGER INTERVIEW continued

TOP 10 HOLDINGS
(as a percentage of 9/30/2002 net assets)

L-3 Communications Holdings, Inc.	3.4%

Pharmaceutical Resources, Inc.	2.9%

Bristol-Myers Squibb Co.	2.9%

Microsoft Corp.	2.9%

Pfizer, Inc.	2.8%

Harley-Davidson, Inc.	2.7%

Intuit, Inc.	2.4%

Apache Corp.	2.2%

Medtronic, Inc.	2.2%

Northrop Grumman Corp.	2.1%

What is your outlook for the next 12 months?

We are approaching the time when we will have endured three successive calendar years of negative performance in the stock market. At some point, a catalyst will emerge to stimulate a change in investor sentiment. However, we cannot predict when that may happen.

Many of the conditions for an improving market are already in place. Most of the excesses in stock prices have been worked out and stock prices appear increasingly attractive relative to the prices of bonds. There are other reasons for cautious optimism. Consumer spending remains healthy and the nation’s banking system is sound. Interest rates are low and the economy is expanding, although at a slow rate. In addition, we are beginning to see reforms in the accounting and investment banking industries, which should lead to more reliable and credible information available to the average investor. We think investors eventually will regain confidence in the stock market.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS A
Net asset value, beginning of period	$20.43	$38.93	$26.82	$21.50	$22.69
Income from investment operations
Net investment loss	-0.20	-0.19	-0.22	-0.17	-0.09
Net realized and unrealized gains or losses on securities	-3.54	-16.67	13.32	8.10	1.03
Total from investment operations	-3.74	-16.86	13.10	7.93	0.94

Distributions to shareholders from
Net realized gains	0	-1.64	-0.99	-2.61	-2.13

Net asset value, end of period	$16.69	$20.43	$38.93	$26.82	$21.50
Total return[2]	-18.31%	-44.67%	49.83%	39.56%	4.43%
Ratios and supplemental data
Net assets, end of period (thousands)	$374,196	$504,419	$865,958	$371,361	$156,220
Ratios to average net assets
Expenses[3]	1.52%	1.31%	1.18%	1.30%	1.32%
Net investment loss	-0.97%	-0.74%	-0.59%	-0.66%	-0.38%
Portfolio turnover rate	170%	198%	152%	120%	159%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS B
Net asset value, beginning of period	$18.62	$35.92	$24.99	$20.32	$21.71
Income from investment operations
Net investment loss	-0.33	-0.36	-0.46	-0.34	-0.25
Net realized and unrealized gains or losses on securities	-3.19	-15.30	12.38	7.62	0.99
Total from investment operations	-3.52	-15.66	11.92	7.28	0.74

Distributions to shareholders from
Net realized gains	0	-1.64	-0.99	-2.61	-2.13

Net asset value, end of period	$15.10	$18.62	$35.92	$24.99	$20.32
Total return[2]	-18.90%	-45.09%	48.72%	38.57%	3.64%
Ratios and supplemental data
Net assets, end of period (thousands)	$535,527	$778,976	$1,349,647	$372,956	$114,068
Ratios to average net assets
Expenses[3]	2.27%	2.06%	1.94%	2.05%	2.10%
Net investment loss	-1.73%	-1.49%	-1.35%	-1.41%	-1.16%
Portfolio turnover rate	170%	198%	152%	120%	159%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS C
Net asset value, beginning of period	$18.67	$36.01	$25.05	$20.37	$21.74
Income from investment operations
Net investment loss	-0.33	-0.36	-0.47	-0.33	-0.25
Net realized and unrealized gains or losses on securities	-3.20	-15.34	12.42	7.62	1.01
Total from investment operations	-3.53	-15.70	11.95	7.29	0.76

Distributions to shareholders from
Net realized gains	0	-1.64	-0.99	-2.61	-2.13

Net asset value, end of period	$15.14	$18.67	$36.01	$25.05	$20.37
Total return[2]	-18.91%	-45.09%	48.73%	38.52%	3.73%
Ratios and supplemental data
Net assets, end of period (thousands)	$126,367	$189,191	$285,022	$26,929	$13,752
Ratios to average net assets
Expenses[3]	2.27%	2.07%	1.95%	2.04%	2.11%
Net investment loss	-1.73%	-1.49%	-1.37%	-1.40%	-1.16%
Portfolio turnover rate	170%	198%	152%	120%	159%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,
	2002[1]	2001[1]	2000[1]	1999[1]	1998[1]
CLASS I2
Net asset value, beginning of period	$20.65	$39.23	$26.96	$21.54	$22.68
Income from investment operations
Net investment loss	-0.15	-0.13	-0.13	-0.11	-0.02
Net realized and unrealized gains or losses on securities	-3.59	-16.81	13.39	8.14	1.01
Total from investment operations	-3.74	-16.94	13.26	8.03	0.99

Distributions to shareholders from
Net realized gains	0	-1.64	-0.99	-2.61	-2.13

Net asset value, end of period	$16.91	$20.65	$39.23	$26.96	$21.54
Total return	-18.11%	-44.53%	50.17%	39.99%	4.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$11,519	$14,151	$23,520	$4,586	$571
Ratios to average net assets
Expenses[3]	1.28%	1.06%	0.94%	1.05%	1.11%
Net investment loss	-0.72%	-0.49%	-0.36%	-0.42%	-0.09%
Portfolio turnover rate	170%	198%	152%	120%	159%

1.  Net investment loss is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class\x11 Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002

	Shares	Value

COMMON STOCKS - 99.0%
CONSUMER DISCRETIONARY - 22.3%
Automobiles - 2.7%
Harley-Davidson, Inc.	615,550	$ 28,592,297
Hotels, Restaurants & Leisure - 5.3%
Ameristar Casinos, Inc. *(p)	600,000	11,376,000
Applebee’s International, Inc.	637,100	13,965,232
Cheesecake Factory, Inc. *(p)	540,000	16,108,200
Harrah’s Entertainment, Inc. *	300,000	14,463,000
55,912,432
Household Durables - 1.8%
Harman International Industries, Inc. (p)	360,000	18,630,000
Media - 2.9%
Gannett Co., Inc.	205,000	14,796,900
Viacom, Inc., Class B *	380,000	15,409,000
30,205,900
Multi-line Retail - 4.1%
Chico’s FAS, Inc. *(p)	920,000	14,655,600
Family Dollar Stores, Inc.	415,900	11,179,392
Kohl’s Corp. *	280,000	17,026,800
42,861,792
Specialty Retail - 5.5%
Bed Bath & Beyond, Inc. *	601,500	19,590,855
Fastenal Co. (p)	640,000	20,211,200
Lowe’s Companies, Inc.	425,500	17,615,700
57,417,755
CONSUMER STAPLES - 3.7%
Beverages - 1.7%
Coca-Cola Co.	370,500	17,769,180
Food & Drug Retailing - 2.0%
Performance Food Group Co. *(p)	611,800	20,776,728
ENERGY - 9.8%
Energy Equipment & Services - 4.0%
Nabors Industries, Ltd. *	425,000	13,918,750
Rowan Co., Inc.	775,000	14,446,000
Weatherford International, Ltd. *(p)	351,600	13,058,424
41,423,174
Oil & Gas - 5.8%
Apache Corp.	390,000	23,185,500
Devon Energy Corp.	435,450	21,010,463
Ocean Energy, Inc.	850,000	16,957,500
61,153,463
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

FINANCIALS - 3.5%
Banks - 1.4%
Bank of America Corp.	150,000	$ 9,570,000
U.S. Bancorp	275,000	5,109,500
14,679,500
Diversified Financials - 2.1%
American Express Co.	325,000	10,133,500
Citigroup, Inc.	699	20,725
SLM Corp.	120,000	11,176,800
21,331,025
HEALTH CARE - 23.5%
Health Care Equipment & Supplies - 4.3%
Biomet, Inc.	306,800	8,170,084
Medtronic, Inc.	549,001	23,123,922
Saint Jude Medical, Inc. *	400,000	14,280,000
45,574,006
Health Care Providers & Services - 5.0%
Aetna, Inc.	435,000	15,577,350
Cardinal Health, Inc.	175,000	10,885,000
HCA-The Healthcare Corp.	300,000	14,283,000
Wellpoint Health Networks, Inc., Class A *	155,000	11,361,500
52,106,850
Pharmaceuticals - 14.2%
Bristol-Myers Squibb Co.	1,280,700	30,480,660
Forest Laboratories, Inc. *	150,000	12,301,500
IVAX Corp. *(p)	1,166,012	14,306,967
Johnson & Johnson Co.	760	41,101
Pfizer, Inc.	1,026,437	29,787,202
Pharmaceutical Resources, Inc. *	1,090,000	30,498,200
Pharmacia Corp.	310,500	12,072,240
Wyeth	600,763	19,104,263
148,592,133
INDUSTRIALS - 12.0%
Aerospace & Defense - 3.8%
Lockheed Martin Corp.	285,000	18,430,950
Northrop Grumman Corp.	175,000	21,707,000
40,137,950
Commercial Services & Supplies - 2.5%
ChoicePoint, Inc. *(p)	300,000	10,692,000
Republic Services, Inc., Class A *	800,000	15,040,000
25,732,000
Industrial Conglomerates - 1.7%
3M Co.	160,000	17,595,200
General Electric Co.	1,140	28,101
17,623,301
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

Machinery - 3.1%
Illinois Tool Works, Inc.	235,300	$ 13,725,049
ITT Industries, Inc.	305,350	19,032,466
32,757,515
Road & Rail - 0.9%
Swift Transportation Co., Inc. *	625,000	9,750,000
INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 2.0%
Cisco Systems, Inc. *	1,987,282	20,826,715
Computers & Peripherals - 2.2%
International Business Machines Corp.	250,300	14,615,017
Lexmark International Group, Inc., Class A *	180,000	8,460,000
23,075,017
IT Consulting & Services - 2.6%
Affiliated Computer Services, Inc., Class A *(p)	380,400	16,186,020
Titan Corp. *(p)	1,145,000	10,992,000
27,178,020
Semiconductor Equipment & Products - 3.6%
Intel Corp.	946,195	13,142,648
Microchip Technology, Inc. *(p)	652,148	13,336,427
Texas Instruments, Inc.	750,914	11,091,000
37,570,075
Software - 8.3%
Electronic Arts, Inc. *	200,000	13,192,000
Intuit, Inc. *	555,000	25,269,150
Microsoft Corp. *	685,943	30,003,147
Oracle Corp. *	1,620,000	12,733,200
Veritas Software Corp. *	420,000	6,178,200
87,375,697
MATERIALS - 2.1%
Chemicals - 2.1%
PPG Industries, Inc.	210,000	9,387,000
Rohm & Haas Co.	395,600	12,263,600
21,650,600
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.4%
L-3 Communications Holdings, Inc. *(p) *(p)	678,600	35,762,220
Total Common Stocks		1,036,465,345
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

SHORT-TERM INVESTMENTS - 12.7%
MUTUAL FUND SHARES - 12.7%
Evergreen Institutional U.S. Government Money Market Fund (o)	13,017,203	$ 13,017,203
Navigator Prime Portfolio (pp)	120,275,951	120,275,951
Total Short-Term Investments		133,293,154
Total Investments - (cost $1,286,738,600) - 111.7%		1,169,758,499
Other Assets and Liabilities - (11.7%)		(122,147,987)
Net Assets - 100.0%		$ 1,047,610,512

*	Non-income producing security
(p)	All or a portion of this security is on loan
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets
Identified cost of securities	$ 1,286,738,600
Net unrealized losses on securities	(116,980,101)
Market value of securities	1,169,758,499
Receivable for Fund shares sold	959,628
Dividends and interest receivable	331,527
Prepaid expenses and other assets	29,108

Total assets	1,171,078,762

Liabilities
Payable for Fund shares redeemed	2,790,808
Payable for securities on loan	120,275,951
Advisory fee payable	16,267
Distribution Plan expenses payable	21,079
Due to other related parties	2,923
Accrued expenses and other liabilities	361,222

Total liabilities	123,468,250

Net assets	$ 1,047,610,512

Net assets represented by
Paid-in capital	$ 2,010,716,214
Undistributed net investment loss	(12,268)
Accumulated net realized losses on securities	(846,113,333)
Net unrealized losses on securities	(116,980,101)

Total net assets	$ 1,047,610,512

Net assets consists of
Class A	$ 374,196,188
Class B	535,527,375
Class C	126,367,472
Class I	11,519,477

Total net assets	$ 1,047,610,512

Shares outstanding
Class A	22,416,490
Class B	35,467,616
Class C	8,347,689
Class I	681,177

Net asset value per share
Class A	$ 16.69
Class A -- Offering price (based on sales charge of 5.75%)	$ 17.71
Class B	$ 15.10
Class C	$ 15.14
Class I	$ 16.91

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

Investment income
Dividends	$ 6,642,277
Securities lending income	409,978
Interest	773,710

Total investment income	7,825,965

Expenses
Advisory fee	7,499,653
Distribution Plan expenses
Class A	1,258,895
Class B	7,499,341
Class C	1,807,770
Administrative services fees	1,448,086
Transfer agent fee	8,534,751
Trustees’ fees and expenses	29,374
Printing and postage expenses	234,217
Custodian fee	358,977
Registration and filing fees	159,859
Professional fees	39,064
Interest expense	528
Other	45,579

Total expenses	28,916,094
Less: Expense reductions	(23,523)

Net expenses	28,892,571

Net investment loss	(21,066,606)

Net realized and unrealized losses on securities
Net realized losses on securities	(168,154,258)
Net change in unrealized gains or losses on securities	(59,424,643)

Net realized and unrealized losses on securities	(227,578,901)

Net decrease in net assets resulting from operations	$ (248,645,507)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2002		2001

Operations
Net investment loss		$ (21,066,606)		$ (23,808,508)
Net realized losses on securities		(168,154,258)		(673,980,920)
Net change in unrealized gains or losses on securities		(59,424,643)		(516,886,714)

Net decrease in net assets resulting from operations		(248,645,507)		(1,214,676,142)

Distributions to shareholders from
Net realized gains
Class A		0		(37,755,845)
Class B		0		(65,335,493)
Class C		0		(14,524,424)
Class I*		0		(1,094,339)

Total distributions to shareholders		0		(118,710,101)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	3,608,079	74,634,256	6,327,200	175,470,865
Class B	4,681,781	90,610,478	10,307,553	271,234,552
Class C	1,280,758	25,055,737	4,300,355	114,676,167
Class I*	210,230	4,408,983	291,148	8,502,912

		194,709,454		569,884,496

Net asset value of shares issued in reinvestment of distributions
Class A	251	4,824	1,187,946	35,769,037
Class B	42	704	2,302,597	63,597,707
Class C	61	948	501,575	13,888,620
Class I*	0	0	34,643	1,052,112

		6,476		114,307,476

Automatic conversion of Class B shares to Class A shares
Class A	1,878,858	40,998,112	445,342	11,811,772
Class B	(2,068,380)	(40,998,112)	(486,291)	(11,811,772)

		0		0

Payment for shares redeemed
Class A	(7,770,015)	(158,455,040)	(5,512,092)	(140,068,741)
Class B	(8,988,039)	(165,009,971)	(7,862,579)	(181,458,230)
Class C	(3,073,448)	(57,493,382)	(2,581,874)	(60,532,980)
Class I*	(252,365)	(5,273,429)	(240,002)	(6,155,976)

		(386,231,822)		(388,215,927)

Net asset value of shares issued in acquisition
Class A	5,797	115,692	0	0
Class B	3,827	69,237	0	0
Class C	4,529	82,134	0	0
Class I*	38,019	768,261	0	0

		1,035,324		0

Net increase (decrease) in net assets resulting from capital share transactions		(190,480,568)		295,976,045

Total decrease in net assets		(439,126,075)		(1,037,410,198)
Net assets
Beginning of period		1,486,736,587		2,524,146,785

End of period		$ 1,047,610,512		$ 1,486,736,587

Undistributed net investment loss		$ (12,268)		$ (11,691)

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Omega Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Institutional (“Class I”) shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS continued

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses and certain capital loss carryovers assumed as a result of acquisitions.

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.66% and declining to 0.41% as net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2002, the Fund paid brokerage commissions of $1,617,703 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual

NOTES TO FINANCIAL STATEMENTS continued

rate of 0.25% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for Class B and Class C shares.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia New Horizons Fund in an exchange of shares. The net assets were exchanged through a tax-free exchange for 5,797 Class A shares, 3,827 Class B shares, 4,529 Class C shares and 38,019 Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $91,361. The aggregate net assets of the Fund and Wachovia New Horizons Fund immediately prior to the acquisition were $1,355,538,004 and $1,035,324, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,356,573,328.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $2,369,444,680 and $2,519,711,641, respectively, for the year ended September 30, 2002.

The Fund loaned securities during the year ended September 30, 2002 to certain brokers. At September 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $112,768,742 and $120,275,951, respectively.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $1,299,215,163. The gross unrealized appreciation and depreciation on securities based on tax cost was $41,096,166 and $170,552,830, respectively, with a net unrealized depreciation of $129,456,664.

As of September 30, 2002 the Fund had $685,971,363 in capital loss carryovers for federal income tax purposes with $303,383 expiring in 2008, $50,485,652 expiring in 2009 and $635,182,328 expiring in 2010.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October capital losses of $147,665,407.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year end September 30, 2002, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryforward and Post-October Loss

$ 12,268	$ 129,456,664	$ 833,636,770

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $23,523 which represents 0.00% of its average net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended September 30, 2002 the Fund had average borrowings outstanding of $22,507 at a rate of 2.34% and paid interest of $528, which represents 0.00% of its average daily net assets.

12. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to October 1, 2001, the Fund did not hold any fixed-income securities. As a result, adoption of this accounting principle has no impact to the Fund’s financial statements.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Omega Fund, a portfolio of Evergreen Equity Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Omega Fund as of September 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
November 1, 2002

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OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

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of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual
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563830 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034